Exhibit 32.2


                  CERTIFICATION PURSUANT TO
       18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection with the filing of the Annual Report on  Form
10-K  for  the  fiscal  year ended December  31,  2003  (the
Report)   by   Seaboard  Corporation  (the   Company),   the
undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The  Report fully complies with the requirements  of
     Section 13(a) or Section 15(d) of the Securities Exchange
     Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	                          /s/ Robert L. Steer
                                  Robert L. Steer, Senior Vice President,
                                  Treasurer and Chief Financial Officer